AQR Emerging Defensive Equity Fund

Fund Summary – June 25, 2012

Ticker: Class N/AZENX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent shareholder report, online at www.aqrfunds.com/FundDocumentsDownloads. You can also get this information at no cost by calling 866-290-2688 or by sending an email to info@aqrfunds.com. The Fund’s prospectus and statement of additional information, each dated June 25, 2012, as amended and supplemented from time to time, are all incorporated by reference to this summary prospectus.

Investment Objective

The AQR Emerging Defensive Equity Fund (the “Fund”) seeks total return.

Total return consists of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)	None
Redemption Fee (as a percentage of amount redeemed or exchanged, only within 60 days)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class N
Management Fee	0.60%
Distribution (12b-1) fee	0.25%
Other Expenses[1]	1.32%

Total Annual Fund Operating Expenses	2.17%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.77%

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.40%

1  Operating expenses are estimated for the current fiscal year because the Fund had not commenced operations as of the date of this prospectus.

2  The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.40% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2014. The Fee Waiver Agreement may only be terminated with the consent of the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act and does not extend to interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that such recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class N Shares	$143	$541

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies of the Fund

The Fund pursues a “defensive” strategy, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of Emerging Markets Issuers. Equity Instruments include common stock, preferred stock, convertible securities, options, warrants, exchange traded funds that invest in equity securities, equity futures, stock index futures, equity swaps, equity index swaps, depositary receipts and other derivative instruments where the reference asset is an equity security. An issuer will be considered an Emerging Markets Issuer if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI Emerging Markets Index, or if an instrument provides exposure to the change in value of a company that meets that definition. Although the Fund may also invest in issuers organized, domiciled, or with a principal place of business in other countries if the Adviser considers it advisable to achieve the Fund’s investment objective. The Fund can invest in companies of any size and may invest to a significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. Pending investment in Equity Instruments of Emerging Markets Issuers or for use as collateral to meet margin requirements, the Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes. There is no guarantee that the Fund’s objective will be met.

The Fund also engages in currency transactions with counterparties primarily in order to hedge against a decline in the value of portfolio holdings denominated in particular currencies and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.

The Fund pursues a defensive strategy, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional emerging markets equity funds when these markets are rising, but to exceed the performance of traditional emerging markets equity funds during emerging equity market declines. To achieve this result, the Fund will be broadly diversified across companies, industries and countries and will invest in companies that the Adviser has identified to have stable businesses with low operating and financial leverage, low earnings-per-share variability and other measures of risk and high profitability. The Adviser believes that the stocks of these types of companies tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” stock to produce higher risk-adjusted returns over a full market cycle than high “beta” stocks.

The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers, industries, countries and currencies based on the Adviser’s evaluation of investment opportunities within and across markets. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer, country, currency and industry. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

The Fund makes use of derivative instruments, which may be used for hedging purposes and to enhance returns. The Fund may use derivatives as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. The Fund’s use of derivatives such as futures contracts, forward contracts, swaps and certain other Equity Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Instruments that

AQR Funds	2	Summary Prospectus

have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Instrument providing leveraged exposure to the asset and that Equity Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. In addition, to attempt to increase its income or total return the Fund may lend its portfolio securities to certain types of eligible borrowers.

The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Equity Instrument. The Fund is expected to have annual turnover of approximately 20% to 50% for its first fiscal year, although actual portfolio turnover during this period may be higher or lower and will be affected by market conditions during the period. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund and may negatively affect the Fund’s performance, and may have adverse tax consequences. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign investments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

AQR Funds	3	Summary Prospectus

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•

Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of investments not typically associated with settlement and clearance of U.S. investments.

Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Investment in Money Market Mutual Funds Risk: The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

AQR Funds	4	Summary Prospectus

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Small Cap Securities Risk: Investments in the stocks of companies with smaller market capitalizations involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large-capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

Performance Information

The Fund has not commenced operations as of the date of this prospectus. As a result, no full calendar year performance information is available.

Investment Manager

The Fund’s investment manager is AQR Capital Management, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jacques A. Friedman	Since Inception	Principal of the Adviser
Lars Nielsen	Since Inception	Principal of the Adviser
Andrea Frazzini, Ph.D.	Since Inception	Vice President of the Adviser
Hoon Kim, Ph.D.	Since Inception	Vice President of the Adviser

Important Additional Information

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Class N Shares of the Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-866-290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at www.aqrfunds.com. The Fund’s initial and subsequent investment minimums for Class N Shares generally are as follows:

Class N Shares
Minimum Initial Investment	$1,000,000
Minimum Subsequent Investment	None

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TAX INFORMATION

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and the Adviser, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

AQR Funds	6	Summary Prospectus